Supplement dated June 9, 2022, to the Prospectus and Summary Prospectus of the Loomis Sayles Global Growth Fund (the “Fund”), each dated April 1, 2022, as may be revised or supplemented from time to time.
On June 9, 2022, the Board of Trustees of Natixis Funds Trust II approved a change to the principal investment strategies of the Fund. Effective July 11, 2022, the Fund’s principal investment strategies will be amended as described below.
Effective July 11, 2022, the following sentence is added immediately after the third sentence in the first paragraph in the sub‑section “Principal Investment Strategies” within the “Fund Summary” and the “Investment Goals, Strategies and Risks” sections with regard to the Fund:
This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or specific foreign markets are deemed unfavorable.